SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 18, 1997

                       Equicon Mortgage Loan Trust 1995-1
             (Exact name of registrant as specified in its charter)


New York                        033-75002-03          41-1832398, 41-182450
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)          Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On April 18, 1997, a distribution was made to holders of The Equicon Mortgage Loan Trust 1995-1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1 -- Monthly report distributed to holders of Equicon Mortgage Loan Trust 1995-1 relating to the April 18, 1997, distribution.





                                   SIGNATURES

    Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on
            its behalf by the undersigned thereunto duly authorized.

                       Equicon Mortgage Loan Trust 1995-1
                                  (Registrant)

By:  Norwest Bank of Minnesota, N.A.
         as Trustee
By:  /s/ Sherri J. Sharps
Name:  Sherri J. Sharps
Title:  Vice president
Date:  April 21, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Equicon Mortgage Loan Trust 1995-1 relating to the April 18, 1997, distribution.